                                  EXHIBIT 21.1


                              LIST OF SUBSIDIARIES


NAME OF SUBSIDIARY                                                               STATE OF INCORPORATION
DOING BUSINESS AS                                                                OR ORGANIZATION
------------------                                                               ----------------------
West Los Angeles Veterinary  Medical Group, Inc.                                 California

VCA Clinical Veterinary Labs, Inc.                                               California

Lakewood Animal Hospital, Inc.                                                   California
VCA Lakewood Animal Hospital

Robertson Blvd. Animal Hospital, Inc.                                            California
VCA Robertson Blvd. Animal Hospital

VCA Bay Area Animal Hospital, Inc.                                               California

Northern Animal Hospital Inc.                                                    Arizona
VCA Northern Animal Hospital

VCA of San Jose, Inc.                                                            California
VCA Crocker Animal Hospital

VCA Real Property Acquisition Corporation                                        California

VCA of Colorado - Anderson, Inc.                                                 California
VCA Anderson Animal Hospital

Anderson Animal Hospital, Inc.                                                   Colorado

VCA - Animal Hospital West, Inc.                                                 California

Westwood Dog and Cat Hospital, Inc.                                              California
VCA Animal Hospital West

VCA of Teresita, Inc.                                                            California
VCA Teresita Animal Hospital

VCA - Asher, Inc.                                                                California
VCA Asher Animal Hospital

Asher Veterinary Medical Clinic - a general partnership                          California

Wingate, Inc.                                                                    Colorado
VCA Wingate Animal Hospital

VCA - Mission, Inc.                                                              California
VCA Mission Animal Hospital

VCA Albuquerque, Inc.                                                            California
VCA Veterinary Care Animal Hospital




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


NAME OF SUBSIDIARY                                                               STATE OF INCORPORATION
DOING BUSINESS AS                                                                OR ORGANIZATION
------------------                                                               ----------------------
VCA Wyoming Animal Hospital, Inc.                                                California

Animal Emergency Clinic, P.C.                                                    Illinois
Berwyn Animal Emergency Clinic, Inc.
Animal Health Care and Emergency Clinic, P.C.
and Animal Health Care, P.C.

VCA Specialty Pet Products, Inc.                                                 California

VCA Rossmoor, Inc.                                                               California

Rossmoor - El Dorado Animal Hospital, Inc.                                       California
VCA-Rossmoor El Dorado Animal Hospital

Rossmoor Center Animal Clinic, Inc.                                              California

VCA Albany Animal Hospital, Inc.                                                 California
VCA Albany Animal Hospital

Albany Veterinary Clinic, Inc.                                                   California

VCA Howell Branch Animal Hospital, Inc.                                          California

Howell Branch Animal Hospital, P.A.                                              Florida

VCA Cacoosing Animal Hospital, Inc.                                              California

Cacoosing Animal Hospital, Ltd.                                                  Pennsylvania

Cacoosing Pet Care & Nutrition Center, Inc.                                      Pennsylvania

Vet Research Laboratories, LLC                                                   Delaware

VCA Anderson of California Animal Hospital, Inc.                                 California

South County Veterinary Clinic, Inc.                                             California

South County Animal Hospital, LLC                                                California

VCA Clinipath Labs, Inc.                                                         California

VCA Eagle River Animal Hospital, Inc.                                            California

Eagle River Animal Hospital, Inc.                                                California

VCA Miller Animal Hospital, Inc.                                                 California

Miller Animal Hospital, Inc.                                                     California

VCA Marina Animal Hospital, Inc.                                                 California





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


NAME OF SUBSIDIARY                                                               STATE OF INCORPORATION
DOING BUSINESS AS                                                                OR ORGANIZATION
------------------                                                               ----------------------
Veterinary Hospitals, Inc.                                                       California
Marina Veterinary Clinic

VCA All Pets Animal Complex, Inc.                                                California

All Pets Complex (GP)                                                            Utah

VCA Castle Shannon Animal Hospital, Inc.                                         California

VCA APAC Animal Hospital, Inc.                                                   California

VCA Northwest Veterinary Diagnostics, Inc.                                       California

VCA Information Systems, Inc.                                                    California

VCA East Anchorage Animal Hospital, Inc.                                         California

Fox Chapel Animal Hospital, Inc.                                                 Pennsylvania

MS Animal Hospitals, Inc.                                                        California

VCA Professional Animal Laboratory, Inc.                                         California
Antech Diagnostics

VCA Detwiler Animal Hospital, Inc.                                               California

Detwiler Veterinary Clinic, Inc.                                                 Pennsylvania

VCA Lakeside Animal Hospital, Inc.                                               California

Lakeside Animal Partnership                                                      California

VCA Cenvet, Inc.                                                                 California

VCA Golden Cove Animal Hospital, Inc.                                            California
Golden Cove Animal Clinic

BerLa, Inc.                                                                      California
VCA Golden Cove Animal Hospital
Golden Cove Animal Clinic
Avian Animal Clinic, Etc.
Animal Clinic of Golden Cove

Tampa Animal Medical Center, Inc.                                                Florida
VCA Tampa Animal Hospital

VCA Silver Spur Animal Hospital, Inc.                                            California

Silver Spur Animal Hospital, Inc.                                                California




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


NAME OF SUBSIDIARY                                                               STATE OF INCORPORATION
DOING BUSINESS AS                                                                OR ORGANIZATION
------------------                                                               ----------------------
VCA Lewis Animal Hospital, Inc.                                                  California

Lewelling Veterinary Clinic, Inc.                                                California

VCA South Shore Animal Hospital, Inc.                                            California

VCA Alpine Animal Hospital, Inc.                                                 California

VCA Greater Savannah Animal Hospital, Inc.                                       California

VCA Kaneohe Animal Hospital, Inc.                                                California

VCA Lammers Animal Hospital, Inc.                                                California

Lammers Veterinary Hospital, Inc.                                                California

VCA Referral Associates Animal Hospital, Inc.                                    California

VCA Clarmar Animal Hospital, Inc.                                                California

Clarmar Animal Hospital, Inc.                                                    California

VCA St. Petersburg Animal Hospital, Inc.                                         California

St. Petersburg Animal Hospital, LLC                                              California

VCA Northboro Animal Hospital, Inc.                                              California

VCA Animal Hospitals, Inc.                                                       California
VCA Parkwood Animal Hospital
VCA Agoura Meadows Veterinary Clinic
VCA Santa Anita Animal Hospital
VCA Bering Sea Animal Hospital
VCA Animal Care Center
VCA Rock Creek Animal Hospital
VCA Animal  Medical Center
VCA All Creatures Animal Hospital
VCA Rohrig Animal Hospital

VCA New York Veterinary Hospital
Animal Medical  Center
VCA Cat Hospital of Philadelphia

Pets' Rx, Inc.                                                                   Delaware

Pets' Rx Nevada, Inc.                                                            Nevada

William C. Fouts, Ltd.                                                           Nevada
Decatur Animal Clinic



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


NAME OF SUBSIDIARY                                                               STATE OF INCORPORATION
DOING BUSINESS AS                                                                OR ORGANIZATION
------------------                                                               ----------------------
H.B Animal Clinics, Inc.                                                         California
Blossom Veterinary Clinic

Princeton Animal Hospital                                                        California
Almaden Valley Veterinary Hospital

Spring Mountain Animal Hospital, L.L.C.                                          Nevada

Old Town Veterinary Hospital, Inc.                                               Virginia


VCA North Rockville Animal Hospital, Inc.                                        California

North Rockville Veterinary Hospital, Inc.                                        Maryland

VCA Lamb & Steward Animal Hospital, Inc.                                         California

VCA Squire Animal Hospital, Inc.                                                 California

VCA Texas Management, Inc.                                                       California

VCA Centers - Texas, Inc.                                                        Texas

Veterinary Centers of America - Texas, L.P.                                      Texas

VCA Animal Hospital - Texas, L.P.                                                Texas

VCA I30 Animal Hospitals - Texas, L.P.                                           Texas

VCA Coast Animal Hospital, LLC                                                   California

Golden Merger Corporation                                                        Delaware
La Grange Park Animal Hospital

Eagle Park Animal Clinic, Inc.                                                   Indiana

Newark Animal Hospital, Inc.                                                     Delaware

Academy Animal, Inc.                                                             Maryland

Edgebrook, Inc.                                                                  New Jersey

Riviera Animal Hospital, Inc.                                                    Florida

PPI of Pennsylvania, Inc.                                                        Delaware

Noyes Animal Hospital, Inc.                                                      Illinois



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


NAME OF SUBSIDIARY                                                               STATE OF INCORPORATION
DOING BUSINESS AS                                                                OR ORGANIZATION
------------------                                                               ----------------------
Professional Veterinary Services, Inc.                                           Indiana
Village Park Animal Center
Cross Pointe Animal Hospital
Indianapolis Spay Neuter  Animal Hospital
Wellington Animal Clinic
Templeton Animal Hospital
Greenwood Spay Neuter Animal Hospital
Southeastern  Animal Hospital

The Pet Practice (Florida), Inc.                                                 Delaware

The Pet Practice (Illinois), Inc.                                                Delaware

The Pet Practice of Michigan, Inc.                                               Delaware

The Pet Practice (Massachusetts), Inc.                                           Delaware

The Pet Practice (Massachusetts), Inc.                                           Massachusetts

VCA Twin Rivers Animal Hospital LLC                                              Delaware

VCA Spanish River Animal Hospital L.P.                                           Delaware

Spanish River Animal Hospital, Inc.                                              Florida

VCA Closter, Inc.                                                                New Jersey

AAH Merger Corporation                                                           Delaware

Freehold, Inc.                                                                   New Jersey

San Vicente Animal Clinic, Inc.                                                  California

VCA Villa Animal Hospital, L.P.                                                  California

VCA Triangle Tower Animal Hospital, L.P.                                         California

VCA of New York, Inc.                                                            Delaware

VCA MacArthur Animal Hospital, L.P.                                              California

VCA Oneida Animal Hospital, L.P.                                                 California

VCA New London Animal Hospital, L.P.                                             California

W.E. Zuschlag, D.V.M. Worth Animal Hospital, Chartered                           Illinois

VCA Rohrig Animal Hospital, Inc.                                                 California

Highlands Animal Hospital, Inc.                                                  Virginia



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

NAME OF SUBSIDIARY                                                               STATE OF INCORPORATION
DOING BUSINESS AS                                                                OR ORGANIZATION
------------------                                                               ----------------------
Oak Hill Animal Hospital, Inc.                                                   Massachusetts

Diagnostic Veterinary Service, Inc.                                              California

VCA Ana Brook Animal Hospital - a general partnership                            California

Vet's Choice - a general partnership                                             California

The Wisdom Group, LP                                                             California

Florida Veterinary Labs, Inc.                                                    Florida

VCA Ana Brook Animal Hospital - a general partnership                            California






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